UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2005

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On June 30, 2005, BB&T Corporation (the “Company”) entered into an underwriting agreement, which is attached hereto as Exhibit 1.1, with respect to the Company’s issuance and sale (the “Subordinated Notes Offering”) of $400,000,000 aggregate principal amount of 4.900% Subordinated Notes due 2017 (the “Subordinated Notes”). The Subordinated Notes to be sold in the Subordinated Notes Offering were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File no. 333-105129).

ITEM 9.01 Financial Statements and Exhibits

Exhibit 1.1 Underwriting Agreement by and among the Company and the underwriters named therein relating to the Subordinated Notes Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/S/ EDWARD D. VEST
Edward D. Vest
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: July 1, 2005